Cash and Cash Equivalents And Restricted Cash	6 Months Ended
Jun. 30, 2020
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]

NOTE 3: CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents consisted of the following:

	June 30, 2020	December 31, 2019
Cash on hand and at banks	$67,718	$43,561
Restricted cash	764	490
Total cash, cash equivalents and restricted cash	$68,482	$44,051

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits and equivalents in excess of government-provided insurance limits. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Restricted cash includes amounts held in retention accounts in order to service debt and interest payments, as required by certain of Navios Acquisition’s credit facilities.